UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2017
Columbia Emerging Markets Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Emerging Markets Bond Fund   |  Annual Report 2017

Columbia Emerging Markets Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Jim Carlen, CFA
Lead manager
Managed Fund since 2008
Christopher Cooke
Co-manager
Managed Fund since May 2017
Average annual total returns (%) (for the period ended August 31, 2017)
		Inception	10 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	7.68	7.36	4.09	7.29
	Including sales charges		2.57	2.29	3.08	6.77
Class C	Excluding sales charges	02/16/06	6.97	6.51	3.31	6.49
	Including sales charges		5.97	5.51	3.31	6.49
Class K		02/16/06	7.89	7.51	4.30	7.51
Class R*		11/16/11	7.46	7.00	3.82	7.07
Class R4*		03/19/13	7.99	7.61	4.33	7.41
Class R5*		11/08/12	8.18	7.84	4.54	7.52
Class T	Excluding sales charges	12/01/06	7.70	7.37	4.08	7.28
	Including sales charges		4.98	4.68	3.56	7.00
Class Y*		11/08/12	8.13	7.80	4.59	7.54
Class Z*		09/27/10	7.90	7.62	4.36	7.50
JPMorgan Emerging Markets Bond Index-Global			5.71	4.52	4.63	7.52
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index
2	Columbia Emerging Markets Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2007 — August 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Columbia Emerging Markets Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2017)
A rating	5.4
BBB rating	21.6
BB rating	36.0
B rating	33.3
CCC rating	0.7
CC rating	2.6
Not rated	0.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at August 31, 2017)
Argentina	7.7
Azerbaijan	1.0
Belarus	1.1
Brazil	6.0
Chile	0.5
China	1.5
Colombia	1.8
Costa Rica	1.3
Croatia	1.3
Dominican Republic	6.6
Ecuador	1.5
Egypt	3.4
El Salvador	0.7
Georgia	0.3
Ghana	1.9
Guatemala	2.7
Honduras	1.4
Hungary	1.0
India	0.3
Indonesia	6.0
Ivory Coast	2.9
Jamaica	0.7
Kazakhstan	0.9
Mexico	15.1
Nigeria	0.5
Pakistan	1.9
Paraguay	1.0
Peru	2.9
Russian Federation	5.6
Senegal	1.2
Serbia	0.6
South Africa	0.7
Sri Lanka	0.9
Togo	0.7
Trinidad and Tobago	1.0
Tunisia	0.2
Turkey	4.9
Ukraine	2.6
United States(a)	4.6
Uruguay	0.6
Venezuela	2.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
Effective August 31, 2017, Columbia Emerging Markets Bond Fund’s fiscal year-end was changed from October 31 to August 31. As such, the discussion below covers the 10-month period from November 1, 2016 through August 31, 2017 (the “reporting period”).
At August 31, 2017, approximately 37.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 10-month period that ended August 31, 2017, the Fund’s Class A shares returned 7.68% excluding sales charges. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 5.71% for the same period. Country positioning and security selection overall contributed positively to the Fund’s relative results.
Emerging market debt sector ground higher in 2017 year-to-date
After a rough fourth quarter of 2016 on the surprise U.S. presidential election results, the emerging market debt sector since enjoyed a fairly steady upward grind overall, with most risk assets similarly performing well. U.S. equities, high-yield bonds and emerging market currencies also posted solid returns, aided by a weaker U.S. dollar during most of the reporting period. Commodities generally traded within a range during the reporting period, albeit with some late-period oil price softness raising red flags. However, global economic growth generally remained solid, and China remained out of the headlines in terms of its economic growth and capital flows. Steady emerging market debt performance helped attract inflows into the sector, with 32 consecutive weeks of inflows recorded as of the end of August 2017.
Importantly, the fundamental emerging market narrative remained positive, though stories did become more mixed. Brazil suffered a serious political challenge in late May 2017, as new revelations came to light about President Temer’s alleged involvement in bribes and corruption, which reduced the odds of passing pension reform in 2017, a key fiscal reform signpost. More broadly, current account deficits in much of Latin America, as well as in Russia, declined in reaction to weaker currencies. Fiscal adjustment appears to be underway in most key emerging market countries, and policy has shifted toward what many consider a more orthodox path. The economic growth outlook remained positive, as the International Monetary Fund World Economic Outlook of April 2017 projected 4.5% growth in the emerging markets for calendar 2017.
The Federal Reserve’s (the Fed’s) June 2017 decision to hike the federal funds rate a third time in six months was well received by the market, but it did highlight a risk to most spread, or non-government bond, sectors, including emerging market debt. The Fed appears to be becoming less accommodative, including starting the process of winding down its balance sheet. While we expect this to be a gradual process, less abundant liquidity may well be an overhang on the emerging market debt sector. Indeed, both Fed interest rate hikes and the European Central Bank’s plans to reduce its quantitative easing program, most likely starting near the end of 2017, are anticipated to be negative external factors for the sector.
Country positioning and security selection boosted Fund performance
Country positioning overall boosted the Fund’s performance relative to the benchmark during the reporting period. In particular, overweight positioning in Argentina, Brazil, the Dominican Republic and Russia contributed positively to the Fund’s results as did underweight allocations to China and the Philippines. Only partially offsetting these positive contributors was an underweight exposure to Venezuela, which detracted. Security selection as a whole also added value, with corporate positions in Mexico, Brazil and Russia proving especially strong performers for the Fund during the reporting period. Finally, the Fund’s currency and local rates positioning in Peru and Egypt contributed positively to its relative returns.
Relative valuation and fundamental analysis drove Fund changes
While the Fund remained invested primarily in the U.S. dollar, we continued to allocate to local currency bonds selectively and opportunistically. On August 31, 2017, the Fund had approximately 12% of its total net assets invested in local currency bonds, with total local rates exposure equal to about 13.5% of its total net assets, both of which increased during the
Columbia Emerging Markets Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
reporting period on our view that select local rates and currencies offered value in prevailing market conditions. The Fund’s interest rate duration was matched to that of the benchmark, although a portion of this duration was comprised of non-U.S. dollar exposure.
At the end of the reporting period, the Fund was overweight in Latin America and Africa and underweight in Europe, the Middle East and Africa (EMEA) overall and underweight in emerging Asia markets. The Fund’s largest country overweight positions relative to the benchmark at the end of August 2017 included the Dominican Republic, Argentina, Cote d’Ivoire and Mexico. Local currency and rates positions included those of Mexico, Peru, the Dominican Republic, Russia and Egypt.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Emerging Markets Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2017 — August 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.50	1,019.36	6.05	5.90	1.16
Class C	1,000.00	1,000.00	1,063.00	1,015.58	9.93	9.70	1.91
Class K	1,000.00	1,000.00	1,067.80	1,020.11	5.26	5.14	1.01
Class R	1,000.00	1,000.00	1,066.20	1,018.10	7.34	7.17	1.41
Class R4	1,000.00	1,000.00	1,068.80	1,020.62	4.75	4.63	0.91
Class R5	1,000.00	1,000.00	1,069.90	1,021.37	3.97	3.87	0.76
Class T (formerly Class W)	1,000.00	1,000.00	1,066.70	1,019.36	6.04	5.90	1.16
Class Y	1,000.00	1,000.00	1,070.20	1,021.63	3.70	3.62	0.71
Class Z	1,000.00	1,000.00	1,068.80	1,020.57	4.80	4.69	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Bond Fund | Annual Report 2017	7

Portfolio of Investments
August 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 17.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.5%
MARB BondCo PLC(b)
03/15/2024	7.000%		1,600,000	1,576,307
Marfrig Holdings Europe BV(b)
06/08/2023	8.000%		900,000	927,747
Total				2,504,054
Chile 0.5%
Cencosud SA(b)
02/12/2045	6.625%		2,100,000	2,309,296
Colombia 0.9%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		3,800,000	4,107,861
Ghana 1.0%
Kosmos Energy Ltd.(b)
08/01/2021	7.875%		3,160,000	3,241,585
08/01/2021	7.875%		1,376,000	1,421,201
Total				4,662,786
Guatemala 2.6%
Comcel Trust(b)
02/06/2024	6.875%		4,100,000	4,363,966
Comcel Trust via Comunicaciones Celulares SA(b)
02/06/2024	6.875%		200,000	212,876
Energuate Trust(b)
05/03/2027	5.875%		4,400,000	4,550,757
Industrial Senior Trust(b)
11/01/2022	5.500%		2,877,000	2,920,403
Total				12,048,002
India 0.3%
Adani Ports & Special Economic Zone Ltd.(b)
07/30/2027	4.000%		1,200,000	1,210,765
Mexico 6.3%
Banco Mercantil del Norte SA(b),(c),(d)
Subordinated
10/04/2031	5.750%		3,000,000	3,054,693
BBVA Bancomer SA(b),(c),(d)
Subordinated
11/12/2029	5.350%		3,402,000	3,432,200
Cemex SAB de CV(b)
04/16/2026	7.750%		3,000,000	3,446,544
Concesionaria Mexiquense SA de CV(b)
(linked to Mexican Unidad de Inversion Index)
12/15/2035	5.950%	MXN	46,351,768	2,518,759
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Elementia SAB de CV(b)
01/15/2025	5.500%		3,700,000	3,880,704
Grupo Posadas SAB de CV(b)
06/30/2022	7.875%		5,224,000	5,507,663
Grupo Televisa SAB
05/14/2043	7.250%	MXN	59,800,000	2,597,526
Mexichem SAB de CV(b)
09/19/2042	6.750%		1,000,000	1,124,636
Unifin Financiera SAB de CV SOFOM ENR(b)
01/15/2025	7.000%		3,400,000	3,371,199
Total				28,933,924
Peru 1.1%
Banco de Credito del Peru(b),(c),(d),(e)
Subordinated
10/15/2022	7.170%	PEN	6,000,000	1,853,064
Volcan Cia Minera SAA(b)
02/02/2022	5.375%		3,000,000	3,134,091
Total				4,987,155
Russian Federation 0.5%
Lukoil International Finance BV(b)
11/02/2026	4.750%		2,100,000	2,187,035
South Africa 0.7%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%		3,000,000	3,126,219
Togo 0.7%
Banque Ouest Africaine de Developpement(b)
07/27/2027	5.000%		2,900,000	3,000,044
Ukraine 1.6%
Kernel Holding SA(b)
01/31/2022	8.750%		3,700,000	4,053,768
MHP SE(b)
04/02/2020	8.250%		3,204,000	3,432,391
Total				7,486,159
Uruguay 0.6%
ACI Airport SudAmerica SA(b)
11/29/2032	6.875%		2,456,250	2,510,634
Total Corporate Bonds & Notes (Cost $78,749,347)				79,073,934

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(a),(f) 73.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Argentina 7.5%
Argentine Republic Government International Bond
04/22/2026	7.500%		2,200,000	2,463,146
01/26/2027	6.875%		2,491,000	2,683,495
07/06/2028	6.625%		3,150,000	3,302,239
07/06/2036	7.125%		1,500,000	1,573,956
Argentine Republic Government International Bond(c),(d)
12/31/2033	8.280%		4,065,910	4,617,374
Argentine Republic Government International Bond(b)
06/28/2117	7.125%		2,700,000	2,668,024
Provincia de Buenos Aires(b)
06/15/2027	7.875%		6,665,000	7,199,700
Provincia de Cordoba(b)
09/01/2024	7.450%		5,125,000	5,524,155
08/01/2027	7.125%		4,300,000	4,412,514
Total				34,444,603
Azerbaijan 1.0%
Southern Gas Corridor CJSC(b)
03/24/2026	6.875%		4,000,000	4,475,836
Belarus 1.0%
Republic of Belarus International Bond(b)
02/28/2023	6.875%		1,600,000	1,717,337
06/29/2027	7.625%		2,800,000	3,092,645
Total				4,809,982
Brazil 5.3%
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	20,000,000	6,531,114
Brazilian Government International Bond
01/07/2041	5.625%		7,000,000	7,015,624
Petrobras Global Finance BV
01/27/2021	5.375%		2,287,000	2,364,868
05/23/2021	8.375%		3,200,000	3,633,575
05/23/2026	8.750%		3,800,000	4,550,025
Total				24,095,206
China 1.5%
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		6,600,000	6,796,937
Colombia 0.9%
Colombia Government International Bond
02/26/2044	5.625%		1,500,000	1,686,977
Ecopetrol SA
09/18/2043	7.375%		2,000,000	2,262,098
Total				3,949,075
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Costa Rica 1.3%
Costa Rica Government International Bond(b)
03/12/2045	7.158%		5,400,000	5,766,277
Croatia 1.3%
Croatia Government International Bond(b)
01/26/2024	6.000%		5,117,000	5,842,652
Dominican Republic 6.5%
Banco de Reservas de la Republica Dominicana(b)
Subordinated
02/01/2023	7.000%		1,588,000	1,670,046
Dominican Republic International Bond(b)
07/05/2019	14.500%	DOP	109,000,000	2,498,629
01/08/2021	14.000%	DOP	226,239,000	5,296,895
03/04/2022	10.375%	DOP	146,000,000	3,123,051
01/25/2027	5.950%		3,300,000	3,588,714
04/20/2027	8.625%		4,320,000	5,286,729
04/30/2044	7.450%		6,000,000	7,186,218
01/27/2045	6.850%		900,000	1,011,990
Total				29,662,272
Ecuador 1.4%
Ecuador Government International Bond(b)
03/24/2020	10.500%		2,100,000	2,252,105
03/28/2022	10.750%		2,500,000	2,742,715
12/13/2026	9.650%		1,500,000	1,575,468
Total				6,570,288
Egypt 1.6%
Egypt Government International Bond(b)
01/31/2027	7.500%		2,200,000	2,432,938
04/30/2040	6.875%		2,400,000	2,357,851
01/31/2047	8.500%		2,400,000	2,707,174
Total				7,497,963
El Salvador 0.7%
El Salvador Government International Bond(b)
01/18/2027	6.375%		500,000	482,107
04/10/2032	8.250%		959,000	1,015,155
06/15/2035	7.650%		1,636,000	1,629,934
Total				3,127,196
Georgia 0.3%
Georgian Railway JSC(b)
07/11/2022	7.750%		1,372,000	1,512,711
Ghana 0.8%
Ghana Government International Bond(b)
10/14/2030	10.750%		2,900,000	3,755,561

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honduras 1.4%
Honduras Government International Bond(b)
03/15/2024	7.500%		3,132,000	3,547,779
01/19/2027	6.250%		2,500,000	2,688,940
Total				6,236,719
Hungary 1.0%
Hungary Government International Bond
03/29/2041	7.625%		2,940,000	4,546,501
Indonesia 5.8%
Indonesia Government International Bond(b)
01/15/2024	5.875%		3,200,000	3,702,406
01/17/2038	7.750%		3,548,000	5,071,788
01/17/2038	7.750%		1,700,000	2,430,113
01/17/2042	5.250%		1,000,000	1,112,923
01/15/2045	5.125%		1,000,000	1,102,732
PT Pertamina Persero(b)
05/27/2041	6.500%		1,000,000	1,186,519
05/03/2042	6.000%		3,000,000	3,362,691
05/30/2044	6.450%		755,000	893,490
PT Perusahaan Listrik Negara(b)
11/22/2021	5.500%		7,103,000	7,834,048
Total				26,696,710
Ivory Coast 2.8%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		2,000,000	2,014,294
06/15/2025	5.125%	EUR	933,000	1,152,329
03/03/2028	6.375%		6,077,000	6,334,549
06/15/2033	6.125%		1,266,000	1,264,114
Ivory Coast Government International Bond(b),(c),(d)
12/31/2032	5.750%		2,026,500	2,017,146
Total				12,782,432
Jamaica 0.7%
Jamaica Government International Bond
03/15/2039	8.000%		1,000,000	1,233,003
07/28/2045	7.875%		1,600,000	1,967,243
Total				3,200,246
Kazakhstan 0.9%
Kazakhstan Government International Bond(b)
07/21/2025	5.125%		950,000	1,064,744
07/21/2045	6.500%		2,400,000	2,975,717
Total				4,040,461
Mexico 8.4%
Comision Federal de Electricidad(b)
06/16/2045	6.125%		3,700,000	4,063,314
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexican Bonos
06/10/2021	6.500%	MXN	37,100,000	2,057,124
06/09/2022	6.500%	MXN	105,338,800	5,828,461
Petroleos Mexicanos(b)
11/24/2021	7.650%	MXN	54,300,000	2,943,672
09/12/2024	7.190%	MXN	3,440,000	174,429
03/13/2027	6.500%		2,880,000	3,227,239
03/13/2027	6.500%		1,800,000	2,015,946
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	2,522,089
06/02/2041	6.500%		5,453,000	5,745,461
01/23/2045	6.375%		6,300,000	6,499,111
09/21/2047	6.750%		3,000,000	3,225,873
Total				38,302,719
Nigeria 0.5%
Nigeria Government International Bond(b)
02/16/2032	7.875%		2,000,000	2,233,300
Pakistan 1.9%
Pakistan Government International Bond(b)
04/15/2024	8.250%		2,600,000	2,934,929
09/30/2025	8.250%		2,500,000	2,854,175
03/31/2036	7.875%		2,600,000	2,733,162
Total				8,522,266
Paraguay 1.0%
Paraguay Government International Bond(b)
03/27/2027	4.700%		1,212,000	1,269,089
08/11/2044	6.100%		2,900,000	3,310,765
Total				4,579,854
Peru 1.8%
Peruvian Government International Bond(b)
08/12/2028	6.350%	PEN	24,650,000	8,174,867
Russian Federation 4.9%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.375%		5,579,000	5,670,936
Gazprom OAO Via Gaz Capital SA(b)
02/06/2028	4.950%		5,000,000	5,088,690
08/16/2037	7.288%		2,829,000	3,420,555
Russian Federal Bond - OFZ
01/19/2028	7.050%	RUB	430,000,000	7,157,460
Sberbank of Russia Via SB Capital SA(b)
Subordinated
10/29/2022	5.125%		1,201,000	1,250,789
Total				22,588,430

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senegal 1.1%
Senegal Government International Bond(b)
07/30/2024	6.250%	2,796,000	2,990,674
05/23/2033	6.250%	2,100,000	2,166,507
Total			5,157,181
Serbia 0.6%
Serbia International Bond(b)
09/28/2021	7.250%	2,500,000	2,899,895
Sri Lanka 0.8%
Sri Lanka Government International Bond(b)
07/18/2026	6.825%	2,615,000	2,870,438
05/11/2027	6.200%	1,000,000	1,051,310
Total			3,921,748
Trinidad and Tobago 0.9%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/2019	9.750%	4,014,000	4,381,606
Tunisia 0.2%
Banque Centrale de Tunisie International Bond(b)
01/30/2025	5.750%	1,000,000	985,045
Turkey 4.8%
Export Credit Bank of Turkey(b)
04/24/2019	5.875%	1,517,000	1,578,090
09/23/2021	5.000%	1,000,000	1,029,766
Turkey Government International Bond
03/23/2023	3.250%	1,500,000	1,440,461
02/05/2025	7.375%	2,868,000	3,391,183
03/25/2027	6.000%	7,500,000	8,239,912
03/17/2036	6.875%	2,794,000	3,257,410
05/30/2040	6.750%	2,473,000	2,858,165
Total			21,794,987
Ukraine 0.9%
Ukraine Government International Bond(b)
09/01/2024	7.750%	1,200,000	1,237,562
09/01/2026	7.750%	2,800,000	2,871,941
Total			4,109,503
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Venezuela 2.4%
Petroleos de Venezuela SA(b)
05/16/2024	6.000%		32,627,059	9,828,902
11/15/2026	6.000%		3,772,636	1,141,222
Total				10,970,124
Total Foreign Government Obligations (Cost $322,699,819)				338,431,153

Treasury Bills 1.7%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 1.7%
Egypt Treasury Bills(g)
06/12/2018	19.030%	EGP	156,000,000	7,690,491
Total Treasury Bills (Cost $7,439,099)				7,690,491

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.146%(h),(i)	20,372,525	20,372,525
Total Money Market Funds (Cost $20,372,441)		20,372,525
Total Investments (Cost $429,260,706)		445,568,103
Other Assets & Liabilities, Net		12,354,596
Net Assets		$457,922,699

At August 31, 2017, securities and/or cash totaling $103,600 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
August 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
933,000 EUR	1,088,101 USD	Credit Suisse	09/12/2017	—	(23,012)
19,570,000 BRL	6,155,056 USD	Standard Chartered	09/12/2017	—	(55,120)
Total				—	(78,132)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond	28	12/2017	USD	4,806,488	27,762	—
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2017, the value of these securities amounted to $312,253,613, which represents 68.19% of net assets.
(c)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(d)	Variable rate security.
(e)	Valuation based on significant unobservable inputs.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Zero coupon bond.
(h)	The rate shown is the seven-day current annualized yield at August 31, 2017.
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.146%	26,206,367	146,228,437	(152,062,279)	20,372,525	4	84	145,528	20,372,525
Currency Legend
BRL	Brazilian Real
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian New Sol
RUB	Russia Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	77,220,870	1,853,064	—	79,073,934
Foreign Government Obligations	—	338,431,153	—	—	338,431,153
Treasury Bills	—	7,690,491	—	—	7,690,491
Money Market Funds	—	—	—	20,372,525	20,372,525
Total Investments	—	423,342,514	1,853,064	20,372,525	445,568,103
Derivatives
Asset
Futures Contracts	27,762	—	—	—	27,762
Liability
Forward Foreign Currency Exchange Contracts	—	(78,132)	—	—	(78,132)
Total	27,762	423,264,382	1,853,064	20,372,525	445,517,733
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
August 31, 2017
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) shows transfers between Levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
7,966,818	-	-	7,966,818
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 10/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2017 ($)
Corporate Bonds & Notes	1,721,421	449		131,194					1,853,064
Foreign Government Obligations	7,966,818							(7,966,818)
Total	9,688,239	449		131,194				(7,966,818)	1,853,064
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2017 was $131,194, which is comprised of Corporate Bonds & Notes.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
August 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$408,888,265
Investments in affiliated issuers, at cost	20,372,441
Investments in unaffiliated issuers, at value	425,195,578
Investments in affiliated issuers, at value	20,372,525
Foreign currency (identified cost $27,942)	27,931
Margin deposits on:
Futures contracts	103,600
Receivable for:
Investments sold	7,753,591
Capital shares sold	1,170,080
Dividends	21,799
Interest	6,933,353
Foreign tax reclaims	76,884
Variation margin for futures contracts	21,000
Prepaid expenses	4,027
Total assets	461,680,368
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	78,132
Payable for:
Investments purchased	3,046,320
Capital shares purchased	417,538
Management services fees	7,496
Distribution and/or service fees	1,540
Transfer agent fees	53,810
Plan administration fees	7
Compensation of board members	49,700
Other expenses	103,126
Total liabilities	3,757,669
Net assets applicable to outstanding capital stock	$457,922,699
Represented by
Paid in capital	459,461,332
Undistributed net investment income	2,374,614
Accumulated net realized loss	(20,172,330)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	16,307,313
Investments - affiliated issuers	84
Foreign currency translations	2,056
Forward foreign currency exchange contracts	(78,132)
Futures contracts	27,762
Total - representing net assets applicable to outstanding capital stock	$457,922,699
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
August 31, 2017
Class A
Net assets	$77,842,132
Shares outstanding	6,438,941
Net asset value per share	$12.09
Maximum offering price per share(a)	$12.69
Class C
Net assets	$20,307,230
Shares outstanding	1,690,460
Net asset value per share	$12.01
Class K
Net assets	$28,065
Shares outstanding	2,323
Net asset value per share	$12.08
Class R
Net assets	$33,056,953
Shares outstanding	2,735,662
Net asset value per share	$12.08
Class R4
Net assets	$8,757,740
Shares outstanding	723,398
Net asset value per share	$12.11
Class R5
Net assets	$50,365,593
Shares outstanding	4,163,756
Net asset value per share	$12.10
Class T
Net assets	$231,935
Shares outstanding	19,214
Net asset value per share	$12.07
Maximum offering price per share(b)	$12.38
Class Y
Net assets	$173,173,925
Shares outstanding	14,310,610
Net asset value per share	$12.10
Class Z
Net assets	$94,159,126
Shares outstanding	7,782,543
Net asset value per share	$12.10

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Annual Report 2017

Statement of Operations
	Year Ended August 31, 2017(a)	Year Ended October 31, 2016
Net investment income
Income:
Dividends — affiliated issuers	$145,528	$77,415
Interest	25,063,121	30,989,225
Foreign taxes withheld	(97,076)	(107,606)
Total income	25,111,573	30,959,034
Expenses:
Management services fees	2,199,218	2,616,424
Distribution and/or service fees
Class A	201,009	316,427
Class B(b)	1,359	3,954
Class C	174,490	265,986
Class R	110,012	78,890
Class T(c)	5,473	18,946
Transfer agent fees
Class A	191,828	331,056
Class B(b)	342	1,037
Class C	40,532	69,711
Class I(d)	4,129	—
Class K	15	29
Class R	49,664	41,182
Class R4	6,461	5,306
Class R5	19,096	5,501
Class T(c)	5,907	19,838
Class Y	7,669	—
Class Z	158,050	201,208
Plan administration fees
Class K	65	144
Compensation of board members	18,682	20,335
Custodian fees	45,439	25,281
Printing and postage fees	60,302	84,629
Registration fees	123,581	132,565
Audit fees	45,350	44,340
Legal fees	9,009	10,207
Compensation of chief compliance officer	93	—
Other	114,246	58,576
Total expenses	3,592,021	4,351,572
Fees waived by transfer agent
Class I	(1,227)	—
Class K	(3)	—
Class R5	(3,825)	—
Class Y	(7,618)	—
Total net expenses	3,579,348	4,351,572
Net investment income	21,532,225	26,607,462
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	17

Statement of Operations  (continued)
	Year Ended August 31, 2017(a)	Year Ended October 31, 2016
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$4,020,810	$(23,219,284)
Investments — affiliated issuers	4	101
Foreign currency translations	(49,597)	(158,739)
Forward foreign currency exchange contracts	(1,419,380)	(684,760)
Futures contracts	279,946	(98,208)
Swap contracts	170	(41,521)
Net realized gain (loss)	2,831,953	(24,202,411)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,179,545	50,538,436
Investments — affiliated issuers	84	—
Foreign currency translations	2,201	54,688
Forward foreign currency exchange contracts	(376,323)	352,588
Futures contracts	27,762	(102,775)
Swap contracts	(514)	514
Foreign capital gains tax	63,479	(63,479)
Net change in unrealized appreciation (depreciation)	8,896,234	50,779,972
Net realized and unrealized gain	11,728,187	26,577,561
Net increase in net assets resulting from operations	$33,260,412	$53,185,023

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended August 31, 2017 (a)	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income	$21,532,225	$26,607,462	$34,226,456
Net realized gain (loss)	2,831,953	(24,202,411)	(32,271,376)
Net change in unrealized appreciation (depreciation)	8,896,234	50,779,972	(31,877,460)
Net increase (decrease) in net assets resulting from operations	33,260,412	53,185,023	(29,922,380)
Distributions to shareholders
Net investment income
Class A	(3,519,879)	(3,496,511)	(4,712,076)
Class B(b)	(4,678)	(8,484)	(19,520)
Class C	(628,453)	(554,385)	(955,457)
Class I(c)	(3,473,248)	(5,465,987)	(8,129,666)
Class K	(1,168)	(1,165)	(690)
Class R	(895,608)	(376,196)	(292,458)
Class R4	(144,990)	(55,798)	(97,059)
Class R5	(1,403,516)	(332,997)	(286,541)
Class T(d)	(100,582)	(204,438)	(359,344)
Class Y	(3,312,001)	(57,594)	(60,510)
Class Z	(3,174,783)	(2,270,483)	(2,980,812)
Net realized gains
Class A	—	—	(152,243)
Class B	—	—	(841)
Class C	—	—	(41,414)
Class I	—	—	(220,145)
Class K	—	—	(20)
Class R	—	—	(9,181)
Class R4	—	—	(1,727)
Class R5	—	—	(7,407)
Class T	—	—	(25,818)
Class Y	—	—	(1,641)
Class Z	—	—	(89,492)
Total distributions to shareholders	(16,658,906)	(12,824,038)	(18,444,062)
Decrease in net assets from capital stock activity	(14,536,136)	(42,171,208)	(190,597,680)
Total increase (decrease) in net assets	2,065,370	(1,810,223)	(238,964,122)
Net assets at beginning of year	455,857,329	457,667,552	696,631,674
Net assets at end of year	$457,922,699	$455,857,329	$457,667,552
Undistributed net investment income	$2,374,614	$787,845	$882,044

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended		Year Ended
	August 31, 2017 (a)		October 31, 2016		October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b),(c)	1,193,119	13,806,487	4,090,138	45,630,262	3,434,669	37,278,934
Distributions reinvested	292,714	3,349,101	312,162	3,322,402	428,851	4,607,931
Redemptions	(6,721,694)	(76,801,160)	(5,610,952)	(60,570,982)	(7,594,612)	(81,462,898)
Net decrease	(5,235,861)	(59,645,572)	(1,208,652)	(11,618,318)	(3,731,092)	(39,576,033)
Class B
Subscriptions	—	30	1,375	14,724	2,911	31,681
Distributions reinvested	390	4,388	780	8,161	1,779	19,108
Redemptions (b),(c)	(25,597)	(299,317)	(31,363)	(334,260)	(45,497)	(488,755)
Net decrease	(25,207)	(294,899)	(29,208)	(311,375)	(40,807)	(437,966)
Class C
Subscriptions	135,654	1,569,951	138,264	1,492,816	333,789	3,582,834
Distributions reinvested	49,178	562,219	46,953	490,872	81,585	871,919
Redemptions	(544,550)	(6,219,701)	(1,146,737)	(12,288,067)	(2,093,915)	(22,365,121)
Net decrease	(359,718)	(4,087,531)	(961,520)	(10,304,379)	(1,678,541)	(17,910,368)
Class I(d)
Subscriptions	311,731	3,530,692	113,728	1,280,371	473,621	5,163,939
Distributions reinvested	309,041	3,473,030	512,161	5,465,669	776,286	8,349,485
Redemptions	(15,016,939)	(174,142,613)	(3,078,890)	(32,476,971)	(10,066,577)	(108,088,540)
Net decrease	(14,396,167)	(167,138,891)	(2,453,001)	(25,730,931)	(8,816,670)	(94,575,116)
Class K
Subscriptions	—	—	7,268	79,217	—	—
Distributions reinvested	67	768	79	876	38	410
Redemptions	(4,206)	(48,487)	(2,650)	(31,000)	(1,541)	(16,830)
Net increase (decrease)	(4,139)	(47,719)	4,697	49,093	(1,503)	(16,420)
Class R
Subscriptions	1,061,245	12,296,495	719,403	8,044,055	581,659	6,251,734
Distributions reinvested	66,641	771,636	28,314	302,680	22,071	236,907
Redemptions	(222,379)	(2,558,178)	(176,000)	(1,889,197)	(243,380)	(2,600,343)
Net increase	905,507	10,509,953	571,717	6,457,538	360,350	3,888,298
Class R4
Subscriptions	690,286	8,191,845	153,021	1,644,427	300,907	3,267,597
Distributions reinvested	12,322	144,595	5,175	55,505	9,141	98,486
Redemptions	(147,704)	(1,747,422)	(138,951)	(1,567,060)	(335,181)	(3,502,816)
Net increase (decrease)	554,904	6,589,018	19,245	132,872	(25,133)	(136,733)
Class R5
Subscriptions	3,186,952	36,532,509	1,256,370	13,980,922	874,430	9,365,825
Distributions reinvested	120,365	1,402,464	30,609	332,032	27,154	291,677
Redemptions	(742,126)	(8,661,239)	(481,986)	(5,130,069)	(893,098)	(9,568,248)
Net increase	2,565,191	29,273,734	804,993	9,182,885	8,486	89,254
Class T(e)
Subscriptions	296,662	3,415,151	97,318	1,053,511	1,723,791	18,708,445
Distributions reinvested	8,996	100,207	19,212	204,174	36,088	384,881
Redemptions	(938,790)	(10,704,563)	(172,549)	(1,896,168)	(3,824,621)	(40,617,305)
Net decrease	(633,132)	(7,189,205)	(56,019)	(638,483)	(2,064,742)	(21,523,979)
Class Y
Subscriptions	14,772,160	171,344,980	216,938	2,377,263	95,247	1,034,411
Distributions reinvested	278,880	3,312,001	5,268	57,594	5,791	62,151
Redemptions	(1,014,947)	(11,943,053)	(53,626)	(595,813)	(116,766)	(1,232,918)
Net increase (decrease)	14,036,093	162,713,928	168,580	1,839,044	(15,728)	(136,356)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended		Year Ended
	August 31, 2017 (a)		October 31, 2016		October 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	5,775,975	66,424,878	2,818,472	30,538,633	2,846,486	30,655,192
Distributions reinvested	260,944	3,019,958	189,722	2,025,508	251,459	2,703,081
Redemptions	(4,739,683)	(54,663,788)	(4,046,820)	(43,793,295)	(5,027,172)	(53,620,534)
Net increase (decrease)	1,297,236	14,781,048	(1,038,626)	(11,229,154)	(1,929,227)	(20,262,261)
Total net decrease	(1,295,293)	(14,536,136)	(4,177,794)	(42,171,208)	(17,934,607)	(190,597,680)

(a)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(e)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
08/31/2017 (c)	$11.64	0.54	0.33	0.87	(0.42)	—
10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	—
10/31/2015	$11.37	0.62	(1.12)	(0.50)	(0.30)	(0.01)
10/31/2014	$11.59	0.60	(0.18)	0.42	(0.49)	(0.15)
10/31/2013	$12.51	0.61	(0.86)	(0.25)	(0.59)	(0.08)
10/31/2012	$11.33	0.65	1.16	1.81	(0.63)	—
Class C
08/31/2017 (c)	$11.57	0.47	0.31	0.78	(0.34)	—
10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	—
10/31/2015	$11.32	0.53	(1.11)	(0.58)	(0.23)	(0.01)
10/31/2014	$11.54	0.51	(0.18)	0.33	(0.40)	(0.15)
10/31/2013	$12.46	0.52	(0.86)	(0.34)	(0.50)	(0.08)
10/31/2012	$11.30	0.56	1.15	1.71	(0.55)	—
Class K
08/31/2017 (c)	$11.63	0.56	0.33	0.89	(0.44)	—
10/31/2016	$10.55	0.67	0.73	1.40	(0.32)	—
10/31/2015	$11.36	0.64	(1.12)	(0.48)	(0.32)	(0.01)
10/31/2014	$11.58	0.62	(0.18)	0.44	(0.51)	(0.15)
10/31/2013	$12.50	0.63	(0.86)	(0.23)	(0.61)	(0.08)
10/31/2012	$11.31	0.68	1.16	1.84	(0.65)	—
Class R
08/31/2017 (c)	$11.63	0.52	0.32	0.84	(0.39)	—
10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	—
10/31/2015	$11.37	0.59	(1.12)	(0.53)	(0.28)	(0.01)
10/31/2014	$11.59	0.57	(0.18)	0.39	(0.46)	(0.15)
10/31/2013	$12.50	0.58	(0.85)	(0.27)	(0.56)	(0.08)
10/31/2012	$11.30	0.58	1.23	1.81	(0.61)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.42)	$12.09	7.68%	1.17% (d)	1.17% (d)	5.63% (d)	44%	$77,842
(0.29)	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
(0.31)	$10.56	(4.39%)	1.15%	1.15% (e)	5.72%	32%	$136,042
(0.64)	$11.37	3.84%	1.16%	1.16% (e)	5.29%	42%	$188,935
(0.67)	$11.59	(2.12%)	1.13%	1.13% (e)	5.00%	26%	$235,667
(0.63)	$12.51	16.51%	1.16%	1.16%	5.54%	21%	$284,818

(0.34)	$12.01	6.97%	1.92% (d)	1.92% (d)	4.91% (d)	44%	$20,307
(0.21)	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
(0.24)	$10.50	(5.11%)	1.90%	1.90% (e)	4.96%	32%	$31,610
(0.55)	$11.32	3.08%	1.91%	1.91% (e)	4.55%	42%	$53,086
(0.58)	$11.54	(2.85%)	1.88%	1.88% (e)	4.28%	26%	$58,219
(0.55)	$12.46	15.55%	1.91%	1.91%	4.78%	21%	$45,979

(0.44)	$12.08	7.89%	0.99% (d)	0.98% (d)	5.74% (d)	44%	$28
(0.32)	$11.63	13.55%	0.99%	0.99%	5.95%	44%	$75
(0.33)	$10.55	(4.23%)	0.96%	0.96%	5.90%	32%	$19
(0.66)	$11.36	4.05%	0.96%	0.96%	5.50%	42%	$37
(0.69)	$11.58	(1.97%)	0.95%	0.95%	5.16%	26%	$36
(0.65)	$12.50	16.87%	0.98%	0.98%	5.78%	21%	$72

(0.39)	$12.08	7.46%	1.42% (d)	1.42% (d)	5.43% (d)	44%	$33,057
(0.27)	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
(0.29)	$10.55	(4.69%)	1.40%	1.40% (e)	5.53%	32%	$13,281
(0.61)	$11.37	3.57%	1.41%	1.41% (e)	5.07%	42%	$10,212
(0.64)	$11.59	(2.29%)	1.39%	1.39% (e)	4.79%	26%	$3,711
(0.61)	$12.50	16.57%	1.42% (d)	1.42% (d)	5.15% (d)	21%	$2,877
Columbia Emerging Markets Bond Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
08/31/2017 (c)	$11.65	0.58	0.32	0.90	(0.44)	—
10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	—
10/31/2015	$11.38	0.64	(1.12)	(0.48)	(0.32)	(0.01)
10/31/2014	$11.60	0.63	(0.18)	0.45	(0.52)	(0.15)
10/31/2013	$12.57	0.41	(0.98)	(0.57)	(0.40)	—
Class R5
08/31/2017 (c)	$11.64	0.59	0.33	0.92	(0.46)	—
10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	—
10/31/2015	$11.37	0.66	(1.12)	(0.46)	(0.34)	(0.01)
10/31/2014	$11.59	0.65	(0.18)	0.47	(0.54)	(0.15)
10/31/2013	$12.57	0.64	(0.90)	(0.26)	(0.64)	(0.08)
Class T
08/31/2017 (c)	$11.62	0.52	0.35	0.87	(0.42)	—
10/31/2016	$10.54	0.64	0.73	1.37	(0.29)	—
10/31/2015	$11.36	0.62	(1.13)	(0.51)	(0.30)	(0.01)
10/31/2014	$11.57	0.60	(0.17)	0.43	(0.49)	(0.15)
10/31/2013	$12.49	0.61	(0.86)	(0.25)	(0.59)	(0.08)
10/31/2012	$11.31	0.66	1.15	1.81	(0.63)	—
Class Y
08/31/2017 (c)	$11.65	0.61	0.31	0.92	(0.47)	—
10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	—
10/31/2015	$11.38	0.67	(1.12)	(0.45)	(0.35)	(0.01)
10/31/2014	$11.59	0.65	(0.16)	0.49	(0.55)	(0.15)
10/31/2013	$12.57	0.65	(0.90)	(0.25)	(0.65)	(0.08)
Class Z
08/31/2017 (c)	$11.65	0.57	0.32	0.89	(0.44)	—
10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	—
10/31/2015	$11.37	0.64	(1.11)	(0.47)	(0.32)	(0.01)
10/31/2014	$11.59	0.63	(0.18)	0.45	(0.52)	(0.15)
10/31/2013	$12.51	0.64	(0.86)	(0.22)	(0.62)	(0.08)
10/31/2012	$11.35	0.68	1.14	1.82	(0.66)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Emerging Markets Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.44)	$12.11	7.99%	0.91% (d)	0.91% (d)	5.97% (d)	44%	$8,758
(0.32)	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
(0.33)	$10.57	(4.19%)	0.89%	0.89% (e)	5.99%	32%	$1,578
(0.67)	$11.38	4.09%	0.91%	0.91% (e)	5.54%	42%	$1,985
(0.40)	$11.60	(4.57%)	0.92% (d)	0.92% (d),(e)	5.70% (d)	26%	$1,055

(0.46)	$12.10	8.18%	0.76% (d)	0.75% (d)	6.10% (d)	44%	$50,366
(0.34)	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
(0.35)	$10.56	(4.03%)	0.72%	0.72%	6.19%	32%	$8,384
(0.69)	$11.37	4.31%	0.70%	0.70%	5.67%	42%	$8,928
(0.72)	$11.59	(2.19%)	0.71% (d)	0.71% (d)	5.54% (d)	26%	$11,814

(0.42)	$12.07	7.70%	1.18% (d)	1.18% (d)	5.58% (d)	44%	$232
(0.29)	$11.62	13.32%	1.20%	1.20%	5.91%	44%	$7,581
(0.31)	$10.54	(4.49%)	1.16%	1.16% (e)	5.72%	32%	$7,469
(0.64)	$11.36	3.93%	1.16%	1.16% (e)	5.26%	42%	$31,493
(0.67)	$11.57	(2.13%)	1.13%	1.13% (e)	5.02%	26%	$64,994
(0.63)	$12.49	16.53%	1.15%	1.15%	5.63%	21%	$63,707

(0.47)	$12.10	8.13%	0.71% (d)	0.70% (d)	6.17% (d)	44%	$173,174
(0.35)	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
(0.36)	$10.57	(3.99%)	0.67%	0.67%	6.23%	32%	$1,120
(0.70)	$11.38	4.46%	0.65%	0.65%	5.83%	42%	$1,384
(0.73)	$11.59	(2.14%)	0.65% (d)	0.65% (d)	5.66% (d)	26%	$9,286

(0.44)	$12.10	7.90%	0.92% (d)	0.92% (d)	5.94% (d)	44%	$94,159
(0.32)	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
(0.33)	$10.57	(4.10%)	0.90%	0.90% (e)	5.98%	32%	$79,496
(0.67)	$11.37	4.10%	0.91%	0.91% (e)	5.55%	42%	$107,518
(0.70)	$11.59	(1.87%)	0.88%	0.88% (e)	5.23%	26%	$124,223
(0.66)	$12.51	16.64%	0.91%	0.91%	5.72%	21%	$144,687
Columbia Emerging Markets Bond Fund | Annual Report 2017	25

Notes to Financial Statements
August 31, 2017
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fiscal year end change
During the period, the Fund changed its fiscal year end from October 31 to August 31. All references to the year ended August 31, 2017 in the report refer to the ten-month period from November 1, 2016 through August 31, 2017.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in Class I shares. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares will be renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares will be renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
26	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Effective November 1, 2017, Class Y shares will be renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares will be renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Emerging Markets Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
August 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
28	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Emerging Markets Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
August 31, 2017
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
30	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	27,762*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	78,132
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	170	170
Foreign exchange risk	(1,419,380)	—	—	(1,419,380)
Interest rate risk	—	279,946	—	279,946
Total	(1,419,380)	279,946	170	(1,139,264)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(514)	(514)
Foreign exchange risk	(376,323)	—	—	(376,323)
Interest rate risk	—	27,762	—	27,762
Total	(376,323)	27,762	(514)	(349,075)
Columbia Emerging Markets Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	4,618,497*
Credit default swap contracts — buy protection	525,000**

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2017.

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	138,370	(136,741)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2017.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2016:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swaps contracts	514
Credit risk	Premiums paid on outstanding swap contracts	14,164
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	298,191
Total		312,869
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2016:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(41,521)	(41,521)
Foreign exchange risk	(684,760)	—	—	(684,760)
Interest rate risk	—	(98,208)	—	(98,208)
Total	(684,760)	(98,208)	(41,521)	(824,489)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	514	514
Foreign exchange risk	352,588	—	—	352,588
Interest rate risk	—	(102,775)	—	(102,775)
Total	352,588	(102,775)	514	250,327
32	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2016:
Derivative instrument	Average notional amounts ($)
Futures contracts — short*	4,387,546
Credit default swap contracts — buy protection**	2,150,000

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	127,798	(421,212)

*	Based on the ending monthly outstanding amounts for the year ended October 31, 2016.
**	Based on the ending Quarterly outstanding amounts for the year ended October 31, 2016.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2017:
	Credit Suisse ($)	Standard Chartered ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	23,012	55,120	78,132
Total liabilities	23,012	55,120	78,132
Total financial and derivative net assets	(23,012)	(55,120)	(78,132)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(23,012)	(55,120)	(78,132)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Emerging Markets Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
August 31, 2017
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
34	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the year ended August 31, 2017 was 0.600% and for the year ended October 31, 2016 (reflecting all management, advisory and administrative services fees paid to the Investment Manager) was 0.600%, of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended August 31, 2017 and the year ended October 31, 2016, other expenses paid by the Fund to this company were $1,540 and $818, respectively.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
August 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares. Prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees. In addition, effective March 1, 2017 through February 28, 2018, Class K and Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Class I and Class Y shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended August 31, 2017 and the year ended October 31, 2016, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
	August 31, 2017	October 31, 2016
	Effective rate (%)	Effective rate (%)
Class A	0.24	0.26
Class B	0.19 (a),(b)	0.26
Class C	0.23	0.26
Class I	0.00 (b),(c)	0.00
Class K	0.05	0.05
Class R	0.23	0.26
Class R4	0.21	0.26
Class R5	0.05	0.05
Class T	0.23	0.26
Class Y	0.00	0.00
Class Z	0.23	0.26

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
36	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2017 and for the year ended October 31, 2016, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $328,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2017 and the year ended October 31, 2016, if any, are listed below:
	August 31, 2017	October 31, 2016
	Amount ($)	Amount ($)
Class A	50,457	67,951
Class B	119	—
Class C	307	2,307
Columbia Emerging Markets Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
August 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	1.18%	1.22%
Class C	1.93	1.97
Class K	1.065	1.08
Class R	1.43	1.47
Class R4	0.93	0.97
Class R5	0.815	0.83
Class T	1.18	1.22
Class Y	0.765	0.78
Class Z	0.93	0.97
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. In addition to the waiver/reimbursement commitment under the agreement, effective March 1, 2017 through February 28, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class K and R5 and 0.00% for Class Y of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(3,286,550)	3,286,550	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
38	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
The tax character of distributions paid during the years indicated was as follows:
August 31, 2017			October 31, 2016			October 31, 2015
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,658,906	—	16,658,906	12,824,038	—	12,824,038	17,368,979	1,075,083	18,444,062
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,711,117	—	(20,063,974)	15,860,776
At August 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
429,656,957	27,946,411	(12,085,635)	15,860,776
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	20,063,974	20,063,974	5,785,050	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $184,326,398 and $196,340,978, respectively, for the year ended August 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Emerging Markets Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
August 31, 2017
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended August 31, 2017 or the year ended October 31, 2016.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
40	Columbia Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
August 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At August 31, 2017, affiliated shareholders of record owned 54.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Bond Fund | Annual Report 2017	41

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Emerging Markets Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of August 31, 2017, the results of its operations for the period November 1, 2016 through August 31, 2017 and the year ended October 31, 2016, the changes in its net assets for the period November 1, 2016 through August 31, 2017 and each of the two years in the period ended October 31, 2016 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
October 20, 2017
42	Columbia Emerging Markets Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Foreign taxes paid	Foreign source income	Foreign source income per share
$111,450	$23,973,133	$0.63
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Emerging Markets Bond Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
44	Columbia Emerging Markets Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Emerging Markets Bond Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
46	Columbia Emerging Markets Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Emerging Markets Bond Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
48	Columbia Emerging Markets Bond Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Emerging Markets Bond Fund | Annual Report 2017	49

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
50	Columbia Emerging Markets Bond Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Emerging Markets Bond Fund | Annual Report 2017	51

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
52	Columbia Emerging Markets Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Emerging Markets Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN141_08_G01_(10/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to shareholders is included in this annual filing. This series changed its fiscal year end to August 31 from October 31 effective August 31, 2017. Fee information for this series is for the ten month period ended August 31, 2017 and the year ended October 31, 2016.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$38,300	$35,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended August 31, 2017 and August 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$8,000	$9,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2017 and August 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)    All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2017 and August 31, 2016 are approximately as follows:

2017	2016
$233,600	$235,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 20, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 20, 2017